STATE STREET INSTITUTIONAL FUNDS

State Street Institutional Premier Growth Equity Fund

(the “Fund”)

Investment Class (SSPGX) Service Class (SSPSX)

Supplement Dated October 1, 2021

to the Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”),

each dated January 31, 2021, as may be supplemented from time to time

At a special shareholder meeting held on September 29, 2021, the Fund’s shareholders approved a change to the Fund’s diversification status from “diversified” to “non-diversified”, as such terms are defined under the Investment Company Act of 1940, as amended (the “1940 Act”) and the elimination of the related Fundamental Investment Restriction. Accordingly, effectively immediately:

(1)    The following sentence is added as the last sentence in the section titled “Principal Investment Strategies” in the Fund’s Summary Prospectus and Prospectus:

The Fund is a non-diversified investment company.

(2)     The Fund’s Summary Prospectus and Prospectus are amended to remove “Diversification Risk” from the Fund’s principal investment risks and to include the following principal investment risk:

Non-Diversification Risk: As a “non-diversified” mutual fund, the Fund may hold a smaller number of portfolio securities than many other funds. To the extent the Fund invests in a relatively small number of issuers, a decline in the market value of a particular security held by the Fund may affect its value more than if it invested in a larger number of issuers. The value of Fund Shares may be more volatile than the values of shares of more diversified funds.

(3)     The first sentence of the section titled “MANAGEMENT AND ORGANIZATION” in the Fund’s prospectus is replaced with the below:

Each Fund is a separate, diversified series of the Trust (except for the State Street Institutional Premier Growth Equity Fund, which is a non-diversified series) that is an open-end management investment company organized as an unincorporated business trust under the laws of Delaware.

(4)     The first three sentences and the bullet list in the section titled “GENERAL” in the SAI are replaced with the below:

The Trust was organized as an unincorporated business trust under the laws of Delaware on May 23, 1997. The Trust is an open-end management investment company. The Trust includes the following diversified series:

•	State Street Institutional International Equity Fund (the “International Equity Fund”);

•	State Street Institutional Small-Cap Equity Fund (the “Small-Cap Equity Fund”);

•	State Street Institutional U.S. Equity Fund (the “U.S. Equity Fund”); and

•	State Street Active Core Bond Fund (the “Active Core Bond Fund”).

The Trust includes the following non-diversified series:

•	State Street Institutional Premier Growth Equity Fund (the “Premier Growth Equity Fund”).

(5)     The section titled “INVESTMENT RESTRICTIONS—Investment Restrictions for All Funds” in the SAI is renamed as follows and number 3 is amended as follows:

Investment Restrictions for All Funds (Except as Otherwise Noted):

3. Each Fund, other than the Premier Growth Equity Fund, shall invest at least 75% of its total assets in some combination of the following: (a) cash and cash items, (b) U.S. Government securities (as defined in the 1940 Act), (c) securities of other investment companies, and (d) other securities. With regard to (d), other securities (acquired pursuant to this policy) are limited as to any single issuer to an amount not greater than 5% of a Fund’s total assets and not more than 10% of the outstanding voting securities of any such issuer, or as otherwise permitted by applicable law.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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